Exhibit 24.1

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Alicia S. Myara and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2011 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 2, 2012.

/s/ Linda B. Bammann Linda B. Bammann

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Alicia S. Myara and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2011 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 2, 2012.

/s/ Carolyn H. Byrd Carolyn H. Byrd

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Alicia S. Myara and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2011 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 2, 2012.

/s/ Christopher S. Lynch Christopher S. Lynch

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Alicia S. Myara and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2011 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 2, 2012.

/s/ Nicolas P. Retsinas Nicolas P. Retsinas

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Alicia S. Myara and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2011 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 2, 2012.

/s/ Clayton S. Rose Clayton S. Rose

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Alicia S. Myara and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2011 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 2, 2012.

/s/ Eugene B. Shanks, Jr. Eugene B. Shanks, Jr.

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint Charles E. Haldeman, Jr., Alicia S. Myara and Ross J. Kari, and each of them severally, my true and lawful attorney-in-fact with power of substitution and resubstitution to sign in my name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with the Annual Report on Form 10-K for the year ended December 31, 2011 and any and all amendments thereto, as fully for all intents and purposes as I might or could do in person, and hereby ratify and confirm all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 2, 2012.

/s/ Anthony A. Williams Anthony A. Williams